Summary of Significant Policies (Details) - USD ($)	9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020	Dec. 31, 2020
Accounting Policies [Abstract]
Translation rates, description	The consolidated balance sheet balances, with the exception of equity at September 30, 2021 and December 31, 2020 were translated at RMB6.4854 and RMB6.5378 to $1.00, respectively. The equity accounts were stated at their historical rate. The average translation rates applied to consolidated statements of income and cash flows for the nine months ended September 30, 2021 and 2020 were RMB6.4714 and RMB7.0312 to $1.00, respectively.
Maturity term	90 days
Deferred revenue	$ 17,560,514
Research and development expenses	$ 32,809	$ 47,355
Securities, percentage	10.00%